                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 7, 1994



                                                   /s/Joseph F. Alibrandi
                                                  ------------------------------
                                                      Joseph F. Alibrandi




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                   /s/Jill E. Barad
                                                  ------------------------------
                                                      Jill E. Barad




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                   /s/Peter B. Bedford
                                                  ------------------------------
                                                      Peter B. Bedford




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 7TH, 1994



                                                   /s/Andrew F. Brimmer
                                                  ------------------------------
                                                      Andrew F. Brimmer




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 4, 1994


                                                   /s/Richard A. Clarke
                                                  ------------------------------
                                                      Richard A. Clarke




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, the Vice Chairman of the Board and Chief Financial Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                 /s/Lewis W. Coleman
                                                ------------------------------
                                                    Lewis W. Coleman



[Principal Financial Officer-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                   /s/Timm F. Crull
                                                  ------------------------------
                                                      Timm F. Crull




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                   /s/Kathleen Feldstein
                                                  ------------------------------
                                                      Kathleen Feldstein




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 5, 1994



                                                   /s/Donald E. Guinn
                                                  ------------------------------
                                                      Donald E. Guinn




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                   /s/Philip M. Hawley
                                                  ------------------------------
                                                      Philip M. Hawley




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 6, 1994



                                                   /s/Frank L. Hope, Jr.
                                                  ------------------------------
                                                      Frank L. Hope, Jr.




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 6, 1994



                                                   /s/Ignacio E. Lozano, Jr.
                                                  ------------------------------
                                                      Ignacio E. Lozano, Jr.




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 7, 1994



                                                   /s/Cornell C. Maier
                                                  ------------------------------
                                                      Cornell C. Maier




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 4, 1994



                                                   /s/Walter E. Massey
                                                  ------------------------------
                                                      Walter E. Massey




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 7, 1994



                                                   /s/John M. Richman
                                                  ------------------------------
                                                      John M. Richman




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, the Chairman of the Board, President and Chief Executive Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 3, 1994



                                                   /s/Richard M. Rosenberg
                                                  ------------------------------
                                                      Richard M. Rosenberg



[Principal Executive Officer-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 7, 1994



                                                   /s/A. Michael Spence
                                                  ------------------------------
                                                      A. Michael Spence




[Director-Project Avalanche]
4093698

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an Executive Vice President and Chief Accounting Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Carolyn Hamilton and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Arbor National Holdings, Inc., and any and all amendments (including post-effective amendments) thereto.

         This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1995.


Dated:  November 15, 1994



                                                   /s/James H. Williams
                                                  ------------------------------
                                                      James H. Williams




[Principal Accounting Officer-Project Avalanche]
4093698